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                                                                     EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 File Nos. 33-42056, 33-48514, 33-64470 and 33-80028 and Registration Statement on Form S-3 File No. 33-71574.


                                                            ARTHUR ANDERSEN LLP


Dallas, Texas
January 29, 1997